                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                   Wells Real Estate Investment Trust, Inc.
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            (Exact name of registrant as specified in its charter)


               Georgia                                      58-2328421
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(State of incorporation or organization)                  (IRS Employer
                                                        Identification No.)

     3885 Holcomb Bridge Road
     Norcross, Georgia                                        30092
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(Address of principal executive offices)                    (Zip Code)


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [_]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [_]

Securities Act registration statement file number to which this form relates:

   333-32099
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(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                      Name of Each Exchange on Which
     to be so Registered                      Each Class it to be Registered
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Securities to be registered pursuant to Section 12(g) of the Act:

                            Shares of Common Stock
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                               (Title of Class)

Item 1.   Description of Registrant's Securities to be Registered.
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  For a description of the securities being registered under Section 12(g) of the Securities Exchange Act of 1934, see the "Summary of Reinvestment Plan" section on pages 25 through 27, and the "Description of Capital Stock" section on pages 46 through 54 of the Prospectus dated January 30, 1998, contained in Post-Effective Amendment No. 4 to Form S-11 Registration Statement of Wells Real Estate Investment Trust, Inc. filed with the Commission on January 15, 1999 (File No. 333-32099), which are incorporated herein by reference.

Item 2.   Exhibits.
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  Below are the exhibits filed as a part of this Registration Statement:

  1. Form of Amended and Restated Articles of Incorporation of the Registrant contained in Amendment No. 4 to Form S-11 Registration Statement of Wells Real Estate Investment Trust, Inc. filed as Exhibit 3.1 with the Commission on January 23, 1998 (File No. 333-32099), which is incorporated herein by reference pursuant to Rule 12b-32 under the Securities Exchange Act of 1934;

  2. Form of Bylaws of the Registrant contained in Amendment No. 4 to Form S-11 Registration Statement of Wells Real Estate Investment Trust, Inc. filed as
Exhibit 3.2 with the Commission on January 23, 1998 (File No. 333-32099), which is incorporated herein by reference pursuant to Rule 12b-32 under the Securities Exchange Act of 1934;

  3. Form of Subscription Agreement and Subscription Agreement Signature Page which was included as Exhibit B to the Prospectus dated January 30, 1998, contained in Post-Effective Amendment No. 4 to Form S-11 Registration Statement of Wells Real Estate Investment Trust, Inc. filed as Exhibit 4.1 with the Commission on January 15, 1999 (File No. 333-32099), which is incorporated herein by reference pursuant to Rule 12b-32 under the Securities Exchange Act of 1934;

  4. Form of Dividend Reinvestment Plan which was included as Exhibit C to the Prospectus dated January 30, 1998, contained in Post-Effective Amendment No. 4 to Form S-11 Registration Statement of Wells Real Estate Investment Trust, Inc. filed as Exhibit 4.2 with the Commission on January 15, 1999 (File No. 333-32099), which is incorporated herein by reference pursuant to Rule 12b-32 under the Securities Exchange Act of 1934; and

  5. Pages 25 through 27, and pages 46 through 54 of the Prospectus dated January 30, 1998, contained in Post-Effective Amendment No. 4 to Form S-11 Registration Statement of Wells Real Estate Investment Trust, Inc. filed with the Commission on January 15, 1999 (File No. 333-32099) (filed herewith pursuant to Rule 12b-23(a)(3) under the Securities Exchange Act of 1934).

                                  SIGNATURES


  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  April 5, 1999               WELLS REAL ESTATE INVESTMENT TRUST, INC.
                                   (Registrant)


                                   By: /s/ Leo F. Wells, III
                                       ------------------------------------
                                           Leo F. Wells, III
                                           President

                                 EXHIBIT INDEX


  The following documents are filed as exhibits to this report. Those exhibits previously filed and incorporated herein by reference are identified below by an asterisk. For each exhibit identified by an asterisk, there is shown below a description of the previous filing.

Exhibit Number
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1.* Form of Amended and Restated Articles of Incorporation of the Registrant contained in Amendment No. 4 to Form S-11 Registration Statement of Wells Real Estate Investment Trust, Inc. filed as
               Exhibit 3.1 with the Commission on January 23, 1998 (File No. 333-32099), which is incorporated herein by reference pursuant to Rule 12b-32 under the Securities Exchange Act of 1934;

2.* Form of Bylaws of the Registrant contained in Amendment No. 4 to Form S-11 Registration Statement of Wells Real Estate Investment Trust, Inc. filed as Exhibit 3.2 with the Commission on January 23, 1998 (File No. 333-32099), which is incorporated herein by reference pursuant to Rule 12b-32 under the Securities Exchange Act of 1934;

3.* Form of Subscription Agreement and Subscription Agreement Signature Page which was included as Exhibit B to the Prospectus dated January 30, 1998, contained in Post-Effective Amendment No. 4 to Form S-11 Registration Statement of Wells Real Estate Investment Trust, Inc. filed as Exhibit 4.1 with the Commission on January 15, 1999 (File No. 333-32099), which is incorporated herein by reference pursuant to Rule 12b-32 under the Securities Exchange Act of 1934;

4.* Form of Dividend Reinvestment Plan which was included as Exhibit C to the Prospectus dated January 30, 1998, contained in Post-Effective Amendment No. 4 to Form S-11 Registration Statement of Wells Real Estate Investment Trust, Inc. filed as Exhibit 4.2 with the Commission on January 15, 1999 (File No. 333-32099), which is incorporated herein by reference pursuant to Rule 12b-32 under the Securities Exchange Act of 1934; and

5. Pages 25 through 27, and pages 46 through 54 of the Prospectus dated January 30, 1998, contained in Post-Effective Amendment No. 4 to Form S-11 Registration Statement of Wells Real Estate Investment Trust, Inc. filed with the Commission on January 15, 1999 (File No. 333-32099) (filed herewith pursuant to Rule 12b-23(a)(3) under the Securities Exchange Act of 1934).